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                                                                    EXHIBIT 32.2

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with China Entertainment Group, Inc.'s Quarterly Report on Form 10-QSB for the quarter ended September 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Dorothy Wong, Chief Accounting Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

     (2) The information contained in the Report fairly presents in all material respects the financial condition and results of operations of the Company.


                                             /s/ Dorothy Wong
                                             ----------------------------------
                                             Dorothy Wong
                                             Chief Accounting Officer
                                             (Principal Accounting Officer)
                                             Date:  April 28, 2006


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